                                                                    EXHIBIT 23.6

                [ALTSCHULER, MELVOIN AND GLASSER LLP LETTERHEAD]

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Source Information Management Company
St. Louis, Missouri

We hereby consent to inclusion in this registration statement on Form S-2 (No. 333-76979) of The Source Information Management Company of our report dated May 3, 1999, relating to the combined financial statements of MYCO, Inc. and RY, Inc.


/s/ Altschuler, Melvoin and Glasser LLP



Rolling Meadows, Illinois
June 8, 1999